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                                                                   EXHIBIT 25(A)

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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

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                                   FORM T - 1

                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

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                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
               OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)

                 FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

                                   13-3781471
                               (I. R. S. Employer
                              Identification No.)

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        100 Wall Street, New York, NY                              10005
  (Address of principal executive offices)                      (Zip Code)
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                           FOR INFORMATION, CONTACT:
                         Terry L. McRoberts, President
                 First Trust of New York, National Association
                          100 Wall Street, 16th Floor
                               New York, NY 10005
                           Telephone: (212) 361-2500

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                              RITE AID CORPORATION
              (Exact name of obligor as specified in its charter)

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                  Delaware                                      23-1614034
       (State or other jurisdiction of                      (I. R. S. Employer
       incorporation or organization)                       Identification No.)

            Rite Aid Corporation
               30 Hunter Lane
           Camp Hill, Pennsylvania
                (717)761-2633                                      17011
  (Address of principal executive offices)                      (Zip Code)
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                                DEBT SECURITIES

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ITEM 1.  GENERAL INFORMATION.

     Furnish the following information as to the trustee --

     (a) Name and address of each examining or supervising authority to which it is subject.

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                                  NAME                                   ADDRESS
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        Comptroller of the Currency.............................    Washington, D. C.
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     (b) Whether it is authorized to exercise corporate trust powers.

        Yes.

ITEM 2.  AFFILIATIONS WITH THE OBLIGOR.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

        None.

ITEM 16.  LIST OF EXHIBITS.

     Exhibit 1. Articles of Association of First Trust of New York, National Association, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 33-83774.

     Exhibit 2. Certificate of Authority to Commence Business for First Trust of New York, National Association, incorporated herein by reference to Exhibit 2 of Form T-1, Registration No. 33-83774.

     Exhibit 3. Authorization of the Trustee to exercise corporate trust powers for First Trust of New York, National Association, incorporated herein by reference to Exhibit 3 of Form T-1, Registration No. 33-83774.

     Exhibit 4. By-Laws of First Trust of New York, National Association, Incorporated herein by reference to Exhibit 4 of Form T-1, Registration No. 33-55851.

     Exhibit 5.  Not applicable.

     Exhibit 6. Consent of First Trust of New York, National Association, required by Section 321(b) of the Act, incorporated herein by reference to Exhibit 6 of Form T-1, Registration No. 33-83774.

     Exhibit 7. Report of Condition of First Trust of New York, National Association, as of the close of business on March 31, 1995, published pursuant to law or the requirements of its supervising or examining authority.

     Exhibit 8.  Not applicable.

     Exhibit 9.  Not applicable.
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                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, First Trust of New York, National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 14th day of July, 1995.

                                                     FIRST TRUST OF NEW YORK,
                                                       NATIONAL ASSOCIATION

                                                    By: /s/ DAVID K. LEVERICH
                                                   ----------------------------
                                                         David K. Leverich
                                                           Vice President
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                                                                       EXHIBIT 7

                         FIRST TRUST OF NEW YORK, N. A.

                        STATEMENT OF FINANCIAL CONDITION
                                 AS OF 3/31/95
                                    ($000'S)

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                                                                                    3/31/95
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ASSETS
  Cash and Due From Depository Institutions.......................................  $ 27,498
  Federal Reserve Stock...........................................................     3,150
  Fixed Assets....................................................................       890
  Intangible Assets...............................................................    70,954
  Other Assets....................................................................     3,911
                                                                                    --------
          TOTAL ASSETS............................................................  $106,403
                                                                                    ========
LIABILITIES
  Other Liabilities...............................................................  $  1,822
                                                                                    --------
          TOTAL LIABILITIES.......................................................     1,822

EQUITY
  Common and Preferred Stock......................................................     1,000
  Surplus.........................................................................   104,000
  Undivided Profits...............................................................      (419)
                                                                                    --------
          TOTAL EQUITY CAPITAL....................................................   104,581
                                                                                    --------

TOTAL LIABILITIES AND EQUITY CAPITAL..............................................  $106,403
                                                                                    ========
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To the best of the undersigned's determination, as of this date the above financial information is true and correct.

First Trust of New York, N. A.

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BY: /s/         DAVID K. LEVERICH
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                 David K. Leverich
                  Vice President
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Date: July 14, 1995